MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED            Two World Trade Center,
MUNICIPAL INCOME TRUST                                  New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 2000

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth over the 12-month period ended October 31, 2000. Unemployment reached a 30-year low and real personal consumption accelerated. The tightening labor market and rising oil prices led to increased concern that inflationary pressures would surface. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate currently stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced its plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of October 2000, long-term interest rates had declined significantly. Vigilance by the Federal Reserve in controlling inflation and signs of moderating economic activity also contributed to more favorable bond market conditions.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.03 percent at the end of October 1999, reached a high of 6.19 percent in mid January before declining to
5.65 percent at the end of October 2000. Because bond prices move inversely to changes in interest rates, bond prices declined in 1999 but improved this year. The municipal yield curve flattened 79 basis points during the year and the pickup for extending maturities from one to 30 years declined from 225 basis points in October 1999 to 146 basis points at the end of this October.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals, a declining ratio stronger performance. Over the past 12 months, this ratio has averaged 98 percent. Long-term municipal yields have generally followed the trend of U.S. Treasury yields. For the past three years the high and low ratios have been 100 percent and 83 percent, respectively.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 2000, continued

During the first 10 months of 2000, municipal underwriting was 17 percent below the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped nearly 60 percent. Approximately 40 percent of the underwritings were enhanced with bond insurance, versus an average of 50 percent in the previous three years.

          30-YEAR BOND YIELDS 1994-2000

  Date             AAA Ins  Tsy     % Relationship
  ----             -------  ---     --------------
12/31/93            5.40%   6.34%       85.17%
01/31/94            5.40    6.24        86.54%
02/28/94            5.80    6.66        87.09%
03/31/94            6.40    7.09        90.27%
04/29/94            6.35    7.32        86.75%
05/31/94            6.25    7.43        84.12%
06/30/94            6.50    7.61        85.41%
07/29/94            6.25    7.39        84.57%
08/31/94            6.30    7.45        84.56%
09/30/94            6.55    7.81        83.87%
10/31/94            6.75    7.96        84.80%
11/30/94            7.00    8.00        87.50%
12/30/94            6.75    7.88        85.66%
01/31/95            6.40    7.70        83.12%
02/28/95            6.15    7.44        82.66%
03/31/95            6.15    7.43        82.77%
04/28/95            6.20    7.34        84.47%
05/31/95            5.80    6.66        87.09%
06/30/95            6.10    6.62        92.15%
07/31/95            6.10    6.86        88.92%
08/31/95            6.00    6.66        90.09%
09/29/95            5.95    6.48        91.82%
10/31/95            5.75    6.33        90.84%
11/30/95            5.50    6.14        89.58%
12/29/95            5.35    5.94        90.07%
01/31/96            5.40    6.03        89.55%
02/29/96            5.60    6.46        86.69%
03/29/96            5.85    6.66        87.84%
04/30/96            5.95    6.89        86.36%
05/31/96            6.05    6.99        86.55%
06/28/96            5.90    6.89        85.63%
07/31/96            5.85    6.97        83.93%
08/30/96            5.90    7.11        82.98%
09/30/96            5.70    6.93        82.25%
10/31/96            5.65    6.64        85.09%
11/29/96            5.50    6.35        86.61%
12/31/96            5.60    6.63        84.46%
01/31/97            5.70    6.79        83.95%
02/28/97            5.65    6.80        83.09%
03/31/97            5.90    7.10        83.10%
04/30/97            5.75    6.94        82.85%
05/30/97            5.65    6.91        81.77%
06/30/97            5.60    6.78        82.60%
07/30/97            5.30    6.30        84.13%
08/31/97            5.50    6.61        83.21%
09/30/97            5.40    6.40        84.38%
10/31/97            5.35    6.15        86.99%
11/30/97            5.30    6.05        87.60%
12/31/97            5.15    5.92        86.99%
01/31/98            5.15    5.80        88.79%
02/28/98            5.20    5.92        87.84%
03/31/98            5.25    5.93        88.53%
04/30/98            5.35    5.95        89.92%
05/29/98            5.20    5.80        89.66%
06/30/98            5.20    5.65        92.04%
07/31/98            5.18    5.71        90.72%
08/31/98            5.03    5.27        95.45%
09/30/98            4.95    5.00        99.00%
10/31/98            5.05    5.16        97.87%
11/30/98            5.00    5.06        98.81%
12/31/98            5.05    5.10        99.02%
01/31/99            5.00    5.09        98.23%
02/28/99            5.10    5.58        91.40%
03/31/99            5.15    5.63        91.47%
04/30/99            5.20    5.66        91.87%
05/31/99            5.30    5.83        90.91%
06/30/99            5.47    5.96        91.78%
07/31/99            5.55    6.10        90.98%
08/31/99            5.75    6.06        94.88%
09/30/99            5.85    6.05        96.69%
10/31/99            6.03    6.16        97.89%
11/30/99            6.00    6.29        95.39%
12/31/99            5.97    6.48        92.13%
01/31/00            6.18    6.49        95.22%
02/29/00            6.04    6.14        98.37%
03/31/00            5.82    5.83        99.83%
04/30/00            5.91    5.96        99.16%
05/31/00            5.91    6.01        98.34%
06/30/00            5.84    5.90        98.98%
07/31/00            5.73    5.78        99.13%
08/31/00            5.62    5.67        99.12%
09/30/00            5.74    5.89        97.45%
10/31/00            6.65    5.79        97.58%


Source: Municipal Market Data - A Division of Thomson Financial Municipal
        Group and Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter California Insured Municipal Income Trust (IIC) increased from $13.51 to $14.28 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.78 per share, the Trust's total NAV return was 12.29 percent. IIC's value on the New York Stock Exchange increased from $12.50 to $13.25 per share during this period. Based on this change plus reinvestment of tax-free dividends, IIC's total market return was
12.61 percent. As of October 31, 2000, IIC's share price was at a 7.21 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 2000, continued

Monthly dividends for the fourth quarter of 2000, declared in September, were unchanged at $0.065 per share. The Trust's level of undistributed net investment income, stood at $0.09 per share on October 31, 2000, versus $0.116 per share 12 months earlier.

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 10 long-term sectors and 41 credits. Issues in the refunded bond category comprised 9 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of October, the portfolio's average maturity was 18 years. Average duration, a measure of portfolio sensitivity to interest rates, was 5.5 years. Generally, bonds with longer durations have greater volatility. The accompanying charts and tables provide current information on the portfolio's credit enhancements, maturity distribution and sector diversification. Optional call provisions and their respective cost (book) yields by year are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.06 per share to common share earnings. The Trust's four ARPS series totaling $65 million represented 27 percent of net assets. The yield on IIC's two weekly ARPS series ranged between 2.50 and 5.30 percent. Yields on series with rollovers in July and September 2001 are 4.38 and 4.00 percent, respectively. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.19 percent at the end of this October.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 2000, continued

LOOKING AHEAD

The slower pace of economic growth and moderate inflation have caused the bond market to anticipate a shift by the Federal Reserve Board to a neutral bias in its monetary policy and the possibility of easing in 2001. This should create a favorable environment for municipal bonds.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal period ended October 31, 2000, the Trust purchased and retired 388,051 shares of common stock at a weighted average market discount of 8.06 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ CHARLES A. FIUMEFREDDO               /s/ MITCHELL M. MERIN
--------------------------               ---------------------
    CHARLES A. FIUMEFREDDO                   MITCHELL M. MERIN
    Chairman of the Board                    President

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 2000, continued

LARGEST SECTORS AS OF OCTOBER 31, 2000
(% OF NET ASSETS)

WATER & SEWER            20%
TAX ALLOCATION           15%
PUBLIC FACILITIES        14%
TRANSPORTATION           11%
GENERAL OBLIGATION       10%
REFUNDED                  9%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF OCTOBER 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA                     48%
Ambac                    25%
FGIC                     22%
FSA                       4%
U.S. GOV'T BACKED         1%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

DISTRIBUTION BY MATURITY
(% OF NET ASSETS)

WEIGHTED AVERAGE
MATURITY 18 YEARS


UNDER 1 YEAR        6.5%
1-5 YEARS           2.2%
5-10 YEARS          1.3%
10-20 YEARS        51.2%
20-30 YEARS        35.6%
30+ YEARS           1.5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS October 31, 2000, continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2000


WEIGHTED AVERAGE
CALL PROTECTION: 5 YEARS

BONDS CALLABLE

2000       0%
2001       2%
2002      18%
2003      56%
2004       1%
2005       0%
2006       1%
2007       2%
2008       6%
2009       1%
2010+     13%

YEARS BONDS CALLABLE

WEIGHTED AVERAGE
BOOK YIELD: 5.7%

COST (BOOK) YIELD*

2000        0%
2001      5.0%
2002      5.7%
2003      5.8%
2004      5.7%
2005        0%
2006      6.1%
2007      5.5%
2008      5.3%
2009      5.0%
2010+     5.5%

* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust is earning a book yield of 5.0% on 2% of the long-term portfolio that is callable in 2001.
     Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST RESULTS OF ANNUAL MEETING (unaudited)


                                      * * *

On October 24, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:


(1) ELECTION OF TRUSTEES:

Edwin J. Garn
  For ..................................................   10,331,643
  Withheld .............................................      187,617

James F. Higgins
  For ..................................................   10,326,290
  Withheld .............................................      192,970

Michael E. Nugent
  For ..................................................   10,334,904
  Withheld .............................................      184,356

Philip J. Purcell
  For ..................................................   10,334,904
  Withheld .............................................      184,356


The following Trustees were not standing for reelection at this meeting:
    Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT
AUDITORS:

  For ..................................................  10,278,227
  Against ..............................................      25,085
  Abstain ..............................................     215,948

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS October 31, 2000


 PRINCIPAL
 AMOUNT IN                                                                                COUPON       MATURITY
 THOUSANDS                                                                                 RATE          DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (91.8%)
            General Obligation (9.9%)
            California,
 $   8,000    Various Purpose Dtd 04/01/93 (FSA) ......................................... 5.50%       04/01/19    $  8,074,400
     4,000    Veterans Ser BD, BE & BF (AMT) (Ambac) ..................................... 6.375       02/01/27       4,003,080
     2,000    Refg Dtd 10/01/98 Refg (MBIA) .............................................. 4.50        10/01/28       1,693,600
     4,000    Dtd 09/01/00 (FGIC) ........................................................ 5.25        09/01/30       3,888,160
            Industry,
     3,000    Refg Issue of 1993 (MBIA) .................................................. 5.50        07/01/13       3,081,000
     3,000    Refg Issue of 1993 (MBIA) .................................................. 5.50        07/01/16       3,071,220
 ---------                                                                                                         ------------
    24,000                                                                                                           23,811,460
 ---------                                                                                                         ------------
            Educational Facilities Revenue (0.4%)
     1,000  California Educational Facilities Authority, Santa Clara University Ser 1999
 =========    (Ambac) .................................................................... 5.25        09/01/18       1,012,670
                                                                                                                   ------------
            Electric Revenue (6.5%)
     8,000  M-S-R Public Power Agency, San Juan Refg Ser F (Ambac) ....................... 6.00        07/01/20       8,371,840
            Sacramento Municipal Utility District,
     2,000    Refg 1993 Ser D (FGIC) ..................................................... 5.25        11/15/12       2,044,300
     4,000    Refg 1993 Ser D (MBIA) ..................................................... 5.595#      11/15/15       4,155,000
     1,080  Puerto Rico Electric Power Authority, Power Ser GG (FSA) ..................... 4.75        07/01/21         976,925
 ---------                                                                                                         ------------
    15,080                                                                                                           15,548,065
 ---------                                                                                                         ------------
            Hospital Revenue (5.1%)
     4,150  Bakersfield, Adventist Health West Ser 1993 (MBIA) ........................... 5.50        03/01/19       4,181,416
            California Health Facilities Financing Authority,
     3,000    Cedars-Sinai Medical Center Ser 1997 A (MBIA) .............................. 5.25        08/01/27       2,896,950
     3,000    Children's Hospital-San Diego Ser 1993 (MBIA) .............................. 5.75        07/01/23       3,042,540
     2,000  Marysville, Fremont-Rideout Health Refg Ser 1993 A (Ambac) ................... 5.55        01/01/13       2,063,900
 ---------                                                                                                         ------------
    12,150                                                                                                           12,184,806
 ---------                                                                                                         ------------
            Mortgage Revenue - Single Family (1.3%)
     3,000  California Housing Financing Agency, Home 1996 Ser E (AMT) (MBIA) ............ 6.05        08/01/15       3,032,940
 ---------                                                                                                         ------------
            Public Facilities Revenue (14.0%)
    10,000  Alameda County, Santa Rita Jail 1993 Refg COPs (MBIA) ........................ 5.70        12/01/14      10,447,100
     7,000  Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA) ............. 6.52#       06/01/15       7,280,000
     9,000  California Public Works Board, Corrections Refg 1993 Ser B (MBIA) ............ 5.50        12/01/12       9,317,700
     2,000  Irvine Unified School District-Community Facilities District #86-1,

            Special Tax Ser 1998 (Ambac) ................................................. 5.00        11/01/19       1,940,340
     5,000  Modesto, Community Center Refg 1993 Ser A COPs (Ambac) ....................... 5.00        11/01/23       4,801,950
 ---------                                                                                                         ------------
    33,000                                                                                                           33,787,090
 ---------                                                                                                         ------------
            Tax Allocation Revenue (14.7%)
     7,000  Long Beach Financing Authority, Ser 1992 (Ambac) ............................. 5.50        11/01/22       7,018,340
     5,000  Orange Redevelopment Agency, Southwest Refg Issue of 1993 A (Ambac) .......... 5.70        10/01/23       5,084,950
     6,000  Port Hueneme Redevelopment Agency, Central Community 1993 Refg
              (Ambac) .................................................................... 5.50        05/01/23       6,026,040

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                    COUPON      MATURITY
 THOUSANDS                                                                                     RATE         DATE          VALUE
-----------------------------------------------------------------------------------------------------------------------------------

 $   5,000  Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) ...................    5.50%      12/15/23    $   5,024,000
     3,000  Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA) .................    5.625      08/01/23        3,023,370
     5,000  Santa Clara Redevelopment Agency, Bayshore North 1992 Refg (Ambac) ............    5.75       07/01/14        5,149,150
     4,000  Simi Valley Public Financing Authority, 1993 Refg (MBIA) ......................    5.50       09/01/15        4,071,480
 ---------                                                                                                            -------------
    35,000                                                                                                               35,397,330
 ---------
            Transportation Facilities Revenue (11.3%)
     2,000  Alameda Corridor Transportation Authority, Sr Lien Ser 1999 A (MBIA) ..........    5.25       10/01/21        1,974,920
     2,000  Foothill/Eastern Transportation Corridor Agency, Toll Road Ser 1999 (MBIA)         5.125      01/15/19        1,957,000
     6,000  Los Angeles, County Metropolitan Transportation Authority, Sales Tax
              Refg Ser 1993 A (MBIA) ......................................................    5.625      07/01/18        6,106,440
     3,000  Port of Oakland, 2000 Ser K (AMT) (FGIC) ......................................    5.875      11/01/17        3,141,150
     4,230  San Francisco Airports Commission, San Francisco Int'l Airport
              Second Ser Refg Issue 2 (MBIA) ..............................................    6.75       05/01/20        4,535,660
            San Francisco Bay Area Rapid Transit District,
     1,255    Sales Tax Ser 1995 (FGIC) ...................................................    5.50       07/01/20        1,265,830
     1,800    Sales Tax Ser 1998 (Ambac) ..................................................    4.75       07/01/23        1,615,428
     5,000    Sales Tax Ser 1998 (Ambac) ..................................................    5.00       07/01/28        4,693,600
     2,000  San Joaquin Hills Transportation Corridor Agency, Toll Road Refg
 ---------    Ser 1997 A (MBIA) ...........................................................    5.25       01/15/30        1,936,020
    27,285                                                                                                            -------------
 ---------                                                                                                               27,226,048
            Water & Sewer Revenue (20.1%)                                                                             -------------
    10,000  California Department of Water Resources, Central Valley Ser L
              (Secondary MBIA) ............................................................    5.75       12/01/19       10,188,500
     4,000  East Bay Municipal Utility District, Water Ser 1998 (MBIA) ....................    4.75       06/01/34        3,491,480
     5,000  Eastern Municipal Water District, Ser 1993 A COPs (FGIC) ......................    5.25       07/01/23        4,902,250
    10,000  Los Angeles, Wastewater Refg Ser 1993 A (MBIA) ................................    5.80       06/01/21       10,192,400
     3,000  Oceanside, Water 1993 Refg COPs (Ambac) .......................................    5.70       08/01/14        3,106,260
     3,500  Redding Joint Powers Financing Authority, Wastewater Refg 1992 Ser A
              (FGIC) ......................................................................    6.00       12/01/11        3,668,385
     5,000  Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) ..........................    5.50       08/01/21        5,026,400
     8,000  South County Regional Wastewater Authority, Morgan Hill Ser 1992 B
              (FGIC) ......................................................................    5.50       08/01/22        8,031,520
 ---------                                                                                                            -------------
    48,500                                                                                                              48,607,195
 ---------                                                                                                            -------------

            Refunded (8.5%)
    12,000  Southern California Public Power Authority, Power 1993 Sub Refg Ser A
              (FGIC) (ETM) ................................................................    5.45       07/01/17       12,082,440
     3,000  Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM) ..............    5.50       10/01/32        3,003,270
     5,000  Puerto Rico Telephone Authority, Refg Ser M (MBIA) ............................    6.307#     01/01/03+       5,300,000
 ---------                                                                                                            -------------
    20,000                                                                                                               20,385,710
 ---------                                                                                                            -------------
   219,015  TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Cost $215,335,499) .............                               220,993,314
 ---------                                                                                                            -------------



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (6.5%)
 $  7,000   Beverly Hills Public Financing Authority, Refg 1993 Ser A (MBIA)
              (Auction reset 11/30/00) ................................................   4.78 **%   06/01/15     $  7,000,000
    1,000   California Health Facilities Financing Authority, Adventist Health
              System/West 1998 Ser B (MBIA) (Demand 11/01/00)  ........................   4.50 *     09/01/28        1,000,000
      600   California Pollution Control Financing Authority, Pacific Gas & Electric Co
              Ser 1996 F (Demand 11/01/00)  ............................................  4.50 *     11/01/26          600,000
    3,000   Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
              (Demand 11/01/00) .......................................................   4.50 *     10/01/22        3,000,000
    4,000   Sacramento Municipal Utility District, Refg 1993 Ser D (FGIC)
 --------     (Auction reset 11/10/00) ................................................   5.655**    11/15/15        4,000,000
                                                                                                                  ------------
   15,600   TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (Cost $15,600,000) ..................      15,600,000
 --------                                                                                                         ------------
 $234,615   TOTAL INVESTMENTS (Cost $230,935,499) (a) ..........................................         98.3%    236,593,314
 ========
            OTHER ASSETS IN EXCESS OF LIABILITIES ..............................................          1.7       4,087,619
                                                                                                        -----     ------------
            NET ASSETS .........................................................................        100.0%    $240,680,933
                                                                                                        =====     ============

---------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
ETM    Escrowed to maturity.
+      Prerefunded to call date shown.
# Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term securities fluctuates.
*      Current coupon of variable rate demand obligation.
**     Current auction rate.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,240,664 and the aggregate gross unrealized depreciation is $582,849, resulting in net unrealized appreciation of $5,657,815.

Bond Insurance:
---------------
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
FSA    Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:

Investments in securities, at value
  (cost $230,935,499) .....................................................    $236,593,314
Cash ......................................................................          38,325
Interest receivable .......................................................       4,303,496
Prepaid expenses ..........................................................         143,959
                                                                               ------------
   TOTAL ASSETS ...........................................................     241,079,094
                                                                               ------------
LIABILITIES:
Payable for:
   Dividends to preferred shareholders ....................................         156,668
   Investment management fee ..............................................          73,834
   Common shares of beneficial interest repurchased .......................          66,957
Accrued expenses ..........................................................         100,702
                                                                               ------------
   TOTAL LIABILITIES ......................................................         398,161
                                                                               ------------
   NET ASSETS .............................................................    $240,680,933
                                                                               ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, 1,300 shares outstanding) .............    $ 65,000,000
                                                                               ------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 12,303,462 shares outstanding) ..........................     174,100,130
Net unrealized appreciation ...............................................       5,657,815
Accumulated undistributed net investment income ...........................       1,112,044
Accumulated net realized loss .............................................      (5,189,056)
                                                                               ------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ...........................     175,680,933
                                                                               ------------
   TOTAL NET ASSETS .......................................................    $240,680,933
                                                                               ============
NET ASSET VALUE PER COMMON SHARE
  ($175,680,933 divided by 12,303,462 common shares outstanding) ..........          $14.28
                                                                                     ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


NET INVESTMENT INCOME:

INTEREST INCOME ...............................    $13,138,874
                                                   -----------

EXPENSES
Investment management fee .....................        832,478
Auction commission fees .......................        219,384
Professional fees .............................         92,090
Transfer agent fees and expenses ..............         38,063
Auction agent fees ............................         32,875
Shareholder reports and notices ...............         25,234
Registration fees .............................         24,700
Trustees' fees and expenses ...................         16,537
Custodian fees ................................         13,235
Other .........................................         32,181
                                                   -----------
   TOTAL EXPENSES .............................      1,326,777
Less: expense offset ..........................        (13,205)
                                                   -----------
   NET EXPENSES ...............................      1,313,572
                                                   -----------
   NET INVESTMENT INCOME ......................     11,825,302
                                                   -----------
NET REALIZED AND UNREALIZED GAIN:

Net realized gain .............................        110,362
Net change in unrealized depreciation .........      9,328,110
                                                   -----------
   NET GAIN ...................................      9,438,472
                                                   -----------
NET INCREASE ..................................    $21,263,774
                                                   ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                                  FOR THE YEAR         FOR THE YEAR
                                                                      ENDED               ENDED
                                                                OCTOBER 31, 2000     OCTOBER 31, 1999
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ......................................     $  11,825,302        $  11,969,487
Net realized gain ..........................................           110,362              600,307
Net change in unrealized appreciation/depreciation .........         9,328,110          (19,912,660)
                                                                 -------------        -------------
   NET INCREASE (DECREASE) .................................        21,263,774           (7,342,866)
                                                                 -------------        -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ..................................................        (2,453,621)          (2,212,893)
Common .....................................................        (9,725,547)          (9,630,356)
                                                                 -------------        -------------
   TOTAL DIVIDENDS .........................................       (12,179,168)         (11,843,249)
                                                                 -------------        -------------
Decrease from transactions in common shares of
  beneficial interest ......................................        (4,868,994)          (1,637,331)
                                                                 -------------        -------------
   NET INCREASE (DECREASE) .................................         4,215,612          (20,823,446)
NET ASSETS:
Beginning of period ........................................       236,465,321          257,288,767
                                                                 -------------        -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $1,112,044 and $1,465,910, respectively) ................     $ 240,680,933        $ 236,465,321
                                                                 =============        =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $24,329,384 and $35,633,178, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,300.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,106. At October 31, 2000, the Trust had an accrued pension liability of $39,557 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.


                                                         RANGE OF
                     AMOUNT IN                RESET      DIVIDEND
 SERIES   SHARES*   THOUSANDS*     RATE*      DATE        RATES**
 ------   -------   ----------     -----      ----        -------
    1      200     $10,000          4.13%  11/06/00   2.50% - 5.00%
    2      400      20,000          4.00   09/10/01   3.90  - 4.00
    3      500      25,000          4.38   07/09/01   3.50  - 4.38
    4      200      10,000          3.84   11/06/00   2.50  - 5.30

---------------
*      As of October 31, 2000.
**    For the year ended October 31, 2000.

Subsequent to October 31, 2000 and up through December 4, 2000 the Trust paid dividends to Series 1 through 4 at rates ranging from 3.84% to 4.38% in the aggregate amount of $390,802.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:


                                                                                                           CAPITAL
                                                                                                           PAID IN
                                                                                                          EXCESS OF
                                                                              SHARES       PAR VALUE      PAR VALUE
                                                                          -------------- ------------- ---------------
Balance, October 31, 1998 ...............................................  12,815,713     $128,157      $180,478,298
Treasury shares purchased and retired (weighted average discount 5.36%)*     (124,200)      (1,242)       (1,636,089)
                                                                           ----------     --------      ------------
Balance, October 31, 1999 ...............................................  12,691,513      126,915       178,842,209
Treasury shares purchased and retired (weighted average discount 8.06%)*     (388,051)      (3,881)       (4,865,113)
                                                                           ----------     --------      ------------
Balance, October 31, 2000 ...............................................  12,303,462     $123,034      $173,977,096
                                                                           ==========     ========      ============

---------------
*      The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2000, the Trust utilized approximately $110,000 of its net capital loss carryover. At October 31, 2000, the Trust had a net capital loss carryover of approximately $5,189,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:


       AMOUNT IN THOUSANDS
---------------------------------
    2002         2003       2004
-----------   ---------   -------
  $2,972       $1,938      $279
  ======       ======      ====


7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 26, 2000, the Trust declared the following dividends from net investment income:



    AMOUNT            RECORD               PAYABLE
  PER SHARE            DATE                  DATE
------------- ---------------------- --------------------
$  0.065          November 3, 2000     November 17, 2000
$  0.065          December 8, 2000     December 22, 2000



8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2000, the Trust held positions in residual interest bonds having a total value of $16,735,000, which represents 7.0% of the Trust's net assets.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                                                 FOR THE YEAR ENDED OCTOBER 31*
                                                             -----------------------------------------------------------------------
                                                                 2000          1999           1998            1997         1996
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .......................    $13.51        $15.00         $14.27          $13.55       $13.40
                                                                ------        ------         ------          ------       ------
Income (loss) from investment operations:
 Net investment income .....................................      0.95          0.94           0.94            0.94         0.93
 Net realized and unrealized gain (loss) ...................      0.77         (1.52)          0.72            0.68         0.05
                                                                ------        ------         ------          ------       ------
Total income (loss) from investment operations .............      1.72         (0.58)          1.66            1.62         0.98
                                                                ------        ------         ------          ------       ------
Less dividends from:
 Net investment income .....................................     (0.78)        (0.75)         (0.75)          (0.75)       (0.72)
 Common share equivalent of dividends paid to preferred
  shareholders .............................................     (0.20)        (0.17)         (0.19)          (0.18)       (0.17)
                                                                ------        ------         ------          ------       ------
Total dividends ............................................     (0.98)        (0.92)         (0.94)          (0.93)       (0.89)
                                                                ------        ------         ------          ------       ------
Anti-dilutive effect of acquiring treasury shares ..........      0.03          0.01           0.01            0.03         0.06
                                                                ------        ------         ------          ------       ------
Net asset value, end of period .............................    $14.28        $13.51         $15.00          $14.27       $13.55
                                                                ======        ======         ======          ======       ======
Market value, end of period ................................    $13.25        $12.50        $14.438         $13.375       $12.00
                                                                ======        ======        =======         =======       ======
TOTAL RETURN +..............................................     12.61%        (8.69)%        13.88%          18.22%        8.54%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .............................................      0.77%(1)      0.75 %(1)      0.74%(1)        0.74%        0.76%
Net investment income before preferred stock dividends .....      6.85%         6.41 %         6.39%           6.85%        6.93%
Preferred stock dividends ..................................      1.42%         1.18 %         1.26%           1.29%        1.24%
Net investment income available to common shareholders .....      5.43%         5.23 %         5.13%           5.56%        5.69%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....................  $240,681      $236,465       $257,289        $249,126     $244,210
Asset coverage on preferred shares at end of period ........       369%          363 %          395%            382%         375%
Portfolio turnover rate ....................................        11%            5 %            5%              4%           1%



-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

OF MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 8, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter California Insured Municipal Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 8, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

      For the year ended October 31, 2000, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

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













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

TRUSTEES
------------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
------------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
------------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
------------------------------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER
------------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048






MORGAN STANLEY
DEAN WITTER
CALIFORNIA
INSURED
MUNICIPAL
INCOME TRUST




ANNUAL REPORT
October 31, 2000